UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025

PACS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42011	92-3144268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
262 N. University Ave.
Farmington, Utah 84025
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 447-9829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PACS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On June 12, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of PACS Group, Inc. (the “Company”), after considering the recommendations of management, determined that (i) the Company’s condensed combined/consolidated financial statements as of March 31, 2024, and for the three months then ended, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2024 (as amended on May 21, 2024) and (ii) the Company’s condensed combined/consolidated financial statements as of June 30, 2024, and for the three and six months then ended, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 12, 2024 (collectively, the “Prior Financial Statements,” and each such quarterly period in the six months ended June 30, 2024, the “Impacted Periods”), should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results from the Impacted Periods should no longer be relied upon.
As previously disclosed in the Company’s press release issued on November 6, 2024, furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 6, 2024, the Company’s independent Audit Committee, with assistance from external counsel, has been conducting an independent investigation of third-party allegations. The Audit Committee has made substantial progress and is nearing the completion of the investigation. To date, the Audit Committee has found no basis to question the integrity of the Company’s Executive Vice Chairman, Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer.
In connection with additional facts learned, including as a result of the Audit Committee’s independent investigation, and due to regulatory, compliance and Medicare Part B billing uncertainties, management has determined that it is appropriate to reconsider the Company’s judgmental assessments of the compliance of its respiratory and certain other therapy services. Management has also determined that it is appropriate to reconsider the application of certain aspects of revenue recognition guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts With Customers (“ASC 606”), including with respect to estimating variable consideration and constraining estimated variable consideration related to revenue from billings for such services. As a result, the Company believes that the revenue associated with the provision of respiratory services and certain other therapy services billed under Medicare Part B should not have been recognized as revenue in accordance with ASC 606 in the Impacted Periods. This resulted in an overstatement of total revenue in the condensed combined/consolidated statements of (loss) income and comprehensive (loss) income for the Impacted Periods. The Company estimates that total revenue was overstated by between approximately $15.0 million and $17.0 million for the three month period ended March 31, 2024 and approximately $46.0 million and $48.0 million for the three month period ended June 30, 2024. These amounts are preliminary and may be subject to change.
The Company is diligently working to restate the Prior Financial Statements as soon as practicable. Moreover, as a result of the Audit Committee’s ongoing independent investigation, the Company has been unable to file its Quarterly Report on Form 10-Q for the nine months ended September 30, 2024, its Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2025. As previously disclosed in the Company’s Current Report on Form 8-K filed on June 2, 2025, the New York Stock Exchange (“NYSE”) provided the Company with an additional trading period through September 2, 2025, subject to reassessment on an ongoing basis, to file its delinquent filings and regain compliance with NYSE listing standards. The Company intends to restate the Prior Financial Statements and file its delinquent quarterly and annual reports within the granted additional period.
In connection with the Audit Committee’s independent investigation, management, together with external counsel and outside advisors, has also undertaken an intense review of its regulatory compliance program, has retained a new interim Chief Compliance Officer to oversee the ongoing review and the implementation of updates to the Company’s compliance program and has begun to implement additional measures designed to enhance processes and controls surrounding regulatory compliance. In addition, management continues to assess the effect of any restatements on the Company’s internal controls over financial reporting and its disclosure controls and procedures. The Company expects to report one or more material weaknesses in its internal control over financial reporting related to the restatements.
The Company’s management and the Audit Committee have discussed the matters described in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements.” These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Statements concerning the Company’s future are forward-looking statements, and are based on management’s current expectations, assumptions and beliefs about the Company’s business, financial performance, operating results, the industry in which the Company operates and possible future events. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the timing of and its ability to restate the Prior Financial Statements and file its delinquent quarterly and annual reports. Forward-looking statements convey the Company’s expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, which may change over time and many of which are beyond the Company’s control, and that could cause the Company’s actual results to materially and adversely differ from those expressed in any forward-looking statement, including the outcome of any ongoing government or internal investigations, risks associated with litigation, risks associated with the Company’s ability to restate the Prior Financial Statements and file its delinquent quarterly and annual reports within the granted additional period, risks associated with the NYSE’s ongoing compliance monitoring, and the other risks described in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACS GROUP, INC.

Date: June 16, 2025	By:	/s/ Derick Apt
Derick Apt
Chief Financial Officer